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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report April 2, 1999
                (Date of earliest event reported: March 22, 1999



                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)




          GEORGIA                                 0-26298                             58-1817306
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)





     1277 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                  30319
      (Address of principal executive offices)                 (Zip Code)







                                 (404) 467-3000
                (Company's telephone number, including area code)


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Item 5.  Other Events.

Harbinger Corporation issued a press release on March 22, 1999, the text of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma financial Information and Exhibits.

         (c) Exhibits. Text of Press Release of Harbinger Corporation, dated March 22, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HARBINGER CORPORATION


                                           /s/  Jim McCormick
                                           -----------------------------------
                                           Jim McCormick
                                           Chief Financial Officer




Date:  April 2, 1999



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                                  EXHIBIT INDEX

      Exhibit
      -------
       99.1          Text of Press Release of Harbinger Corporation, dated
                     March 22, 1999.